                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                               SEPTEMBER 11, 2002
                                (DATE OF REPORT)



                              UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                  PENNSYLVANIA                           1-1398                          23-1174060
         (STATE OR OTHER JURISDICTION               (COMMISSION FILE                   (I.R.S. EMPLOYER
               OF INCORPORATION)                        NUMBER)                       IDENTIFICATION NO.)



                              100 KACHEL BOULEVARD
                    GREEN HILLS CORPORATE CENTER, SUITE 400
                          READING, PENNSYLVANIA 19607
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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UGI Utilities, Inc.                                                     Form 8-K
Page 2                                                        September 11, 2002



ITEM 5.  OTHER EVENTS


On September 11, 2002, Standard & Poor's Ratings Services lowered its corporate credit rating and unsecured debt rating on UGI Utilities, Inc. to 'BBB+' from 'A-' and revised its outlook to stable from negative. Previously, on January 25, 2002, Standard & Poor's had issued a press release stating that it had affirmed its rating of 'A-' and had revised its outlook to negative from stable.

Moody's Investors Service Global Credit Research has continued to rate UGI Utilities, Inc.'s senior unsecured debt as 'A3' with a stable outlook since May 25, 1999.

The Company believes that the change in rating by Standard & Poor's will not have a material effect on its business operations or financial condition.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              UGI UTILITIES, INC.
                                              (REGISTRANT)


                                              By:   /s/Robert W. Krick
                                                     ---------------------------
                                                       Robert W. Krick
                                                       Assistant Treasurer

Date: September 16, 2002